SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2002

                               JNL(R) SERIES TRUST

THE FOLLOWING CHANGES APPLY TO THE J.P. MORGAN/JNL INTERNATIONAL & EMERGING MARKETS FUND AND ARE EFFECTIVE ON SEPTEMBER 30, 2002:

All references to the J.P. Morgan/JNL International & Emerging Markets Fund should be changed to the JPMorgan/JNL International Value Fund.

The first paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of non-U.S. companies in developed markets. At least 65% of its total assets will be invested, under normal market conditions, in equity securities of foreign issuers included in the Salomon Smith Barney PMI Value EPAC Index ("SSB PMI Value EPAC Index). The Fund's industry weightings generally approximate those of the SSB PMI Value EPAC Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the sub-adviser's research, while underweighting or avoiding those that appear overvalued. The Fund may also invest in the equity securities of companies in developing countries or "emerging markets." The sub-adviser considers "emerging markets" to be any country generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations or its authorities. An issuer in an emerging market is one that: (i) has its principal securities trading market in an emerging market country; (ii) is organized under the laws of an emerging market; (iii) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or (iv) has at least 50% of its assets located in emerging markets.

The following should be added to the section entitled "Principal Risks of Investing in the Fund":

         o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

The chart entitled "Average Annual Total Returns as of December 31, 2001" should be deleted and replaced in its entirety with the following:

-------------------------------------------- ------------------------ ---------------------
                                                     1 year              Life of Fund*
-------------------------------------------- ------------------------ ---------------------
JPMorgan/JNL International Value Fund                -20.33%                -2.20%
SSB PMI Value EPAC Index                             -18.14%                -2.74%
MSCI All Country World Free (ex-US) Index            -20.98%                -3.83%
-------------------------------------------- ------------------------ ---------------------

The SSB PMI Value EPAC Index and MSCI All Country World Free (ex-US) Index are broad-based, unmanaged indices.
* The Fund began operations on March 2, 1998.

The first paragraph in the section entitled "Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund" should be deleted and replaced in its entirety with the following paragraph:

The JPMorgan/JNL International Value Fund seeks to achieve its investment objective primarily through its stock selection process. Using a variety of quantitative valuation techniques and based on in-house research, the sub-adviser ranks issuers within each industry group according to their relative value. The sub-adviser makes investment decisions using the research and valuation rankings, as well as its assessment of other factors, including: value characteristics such as price-to-book and price-earnings ratios, catalysts that could trigger a change in a stock's price; potential reward compared to potential risk, and temporary mispricings caused by market overreactions.

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2002

                               JNL(R) SERIES TRUST

THE FOLLOWING CHANGES APPLY TO THE J.P. MORGAN/JNL INTERNATIONAL & EMERGING MARKETS FUND AND ARE EFFECTIVE ON SEPTEMBER 30, 2002:

All references to the J.P. Morgan/JNL International & Emerging Markets Fund should be changed to the JPMorgan/JNL International Value Fund.

On page 28 for the J.P. Morgan/JNL International & Emerging Markets Fund, subsection (a) should be deleted and replaced in its entirety with the following:

        (a) At least 65% of its total assets will be invested, under normal market conditions, in equity securities of foreign issuers included in the Salomon Smith Barney PMI Value EPAC Index ("SSB PMI Value EPAC Index).


  (To be used with V3180 Rev. 05/02)